Exhibit 99.1
A Unique North American Gold Opportunity TSX: WGI OTC BB: WGDF.OB

Cautionary & Disclaimer Statements CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION Safe Harbour under the United States Private Litigation Reform Act of 1995: Except for statements of historical fact relating to the Corporation, certain information contained herein constitutes "forward-looking statements" within the meaning of the United States Private Litigation Reform Act of 1995 and equivalent Canadian legislation. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other geological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs and expenses, uncertainties relating to the availability and costs of financing needed in the future and other factors, as well as those factors discussed in or referred to in the annual report of the Company on Form 10-KSB-A filed with the United States Securities and Exchange Commission. The Corporation undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements. DISCLAIMER The information contained herein relating to companies other than Western Goldfields, while obtained from sources which we believe are reliable, is not guaranteed as to its accuracy or completeness. The contents of this presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to purchase any securities referred to herein. CAUTIONARY NOTE TO U.S INVESTORS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES This presentation uses the terms "Measured", "Indicated" and "Inferred" Resources. United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever by upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. United States investors are also cautioned not to assume that all or any part of an Inferred Mineral Resource exists, or is economically or legally mineable. COST OF SALES Cost of sales per ounce is calculated by dividing the total cost of sales by ounces sold. Cost of sales includes mine site operation costs such as mining, processing, administration, royalties and production taxes, but is exclusive of amortization, reclamation, capital and exploration costs. The measure, along with gold ounces sold, is considered to be a key indicator of a company's ability to generate operating earnings and cash flow from its mining operations.

A Unique North American Gold Opportunity Only multi-million ounce U.S. reserve not controlled by a major gold company Fully permitted mine Annual production of 165,000 ounces beginning April 2008 Cost of sales of $335 per ounce Management team with proven leadership and track record

A Unique NA Gold Opportunity - Continued Fully diluted market capitalization of US$278 million (March 26, 2007) Enterprise value of $79 per ounce of proven and probable reserves Completed C$75 million equity financing in January 2007 Remainder of capital funded through debt financing

Proven Leadership and Mining Track Record Management Team Randall Oliphant Chairman Ray Threlkeld President and Chief Executive Officer Brian Penny Chief Financial Officer Paul Semple Vice President of Projects Wes Hanson Vice President of Mine Development Julie Taylor Director of Investor Relations

The Mesquite Mine Project A large, high-quality North American resource Low-risk, permitted mine and processing site Straight-forward run-of-mine heap-leach Attractive economics Significant upside potential

The Mesquite Mine - A Tremendous Opportunity ....

Mesquite Mine - History of Ownership 4 million ounces mined since 1985 at average cost of sales of less than $200 per ounce Mining operations suspended in 2001 due to low gold prices Newmont acquired expansion permits in 2002 - grandfathered mining rights Western Goldfields acquired mine in 2003

A Platform for Growth New management team - February 2006 New investment of $6 million - February 2006 Feasibility study - August 2006 Listed on TSX - August 2006

A Platform for Growth Mining fleet ordered - 75% of capital costs committed C$75 million equity financing - January 2007 New resource estimate - March 2007 - 3.87 million ounces New reserve estimate - March 2007 - 2.77 million ounces

New Reserves and Resources Estimate Reserves and Resources Proven and Probable Reserves of 2.77 million ounces Measured and Indicated Resources of 1.1 million ounces Inferred resources of 150,000 ounces within Proven and Probable pit shell Projected average annual mine production 13.6 million tons of ore per year 52.0 million tons mined per year Average annual production of 165,000 ounces of gold

Future Plans - Unlocking Value Continue reverse circulation drill program to increase BOTH oxide and non-oxide (sulfide) resources Target inferred resources to bring into reserves Potentially large non-oxide (sulfide) zone underlies oxide resources Thick sections of non-oxide (sulfide) mineralization drilled below Vista and Big Chief pits

Future Plans - Unlocking Value N $500 Pit Limit Rainbow Big Chief Vista Brownie Hill A A' (Units = Feet)

Future Plans - Unlocking Value Less than 0.006 Au oz/ton 0.006 to 0.012 Au oz/ton 0.012 to 0.020 Au oz/ton Greater than 0.020 Au oz/ton Oxide zone Current Topography Reserve Pit Non-oxide zone (Units = Feet)

Mesquite Mine Expansion Conventional truck & shovel mining Run-of mine heap leaching Heap leach pad expansion Modernization of existing facilities LEGEND ? ? ? ? ? ? 1 New Leach Pad 2 Mine Facilities Infrastructure 3 Vista Resource 4 Rainbow Resource 5 Big Chief/Cholla Resource 6 North Big Chief Resource Resource Outline New Leachpad

Startup Capital Cost Summary US $ Millions Mining fleet Leach pad Plant and infrastructure Owner's cost Contingency Total Startup Capital Expenditures Expensed pre-strip Total Pre-Production Expenditures 67.0 10.3 15.0 2.3 3.3 97.9 18.7 116.6

Feasibility Study - Cost of Sales ($US/ounce) Note: Cost of Sales per ounce are based on initial Feasibility Study results and do not reflect increased reserve and resource estimates. Cost of sales per ounce before royalties $ 318 ________________________________________________ California gold tax 5 Royalties 12 ________________________________________________ Cost of sales per ounce before pre-production stripping expense 335 ________________________________________________ Pre-production stripping expense ($18.7 million / 1,666,255 ounces) 11 ________________________________________________ Total cost of sales per ounce 346 ________________________________________________ Total capital ($ millions LOM) $ 112.6 Total ounces of gold recovered 1,666,255 Capital cost per ounce recovered 68 ________________________________________________ Total costs per ounce $ 414 ________________________________________________ ________________________________________________

Cash Costs for U.S. Gold Production Source: Company Reports and Analyst Consensus 1Cash Costs for comparable peers include royalties. Cash Cost for Western Goldfields excludes pre-stripping expenses (US$346/oz with pre-stripping expenses). 2008 Estimated CASH COSTS 1

Attractive Economics Gold Price (US$/ounce) 500 600 700 Average LOM after tax cash flow (US$ millions) 22.6 35.5 47.6 After tax IRR estimate 13% 25% 35% Note: Cash flow projections are based on initial Feasibility Study results and do not reflect increased reserve and resource estimates.

Future Milestones Initial mine fleet deliveries - May 2007 Pre-strip - June 2007 Heap leach pad construction - June 2007 First ore to pad - January 2008 Full production - April 2008

Key Investor Data Listing / symbol TSX : WGI NASDAQ OTC BB : WGDF.OB Shares outstanding March 26, 2007 - Basic 113,001,648 Options 13,224,150 Warrants 16,225,684 Fully diluted 142,451,482 Management and Directors Basic 5,851,251 ( 5.2%) Fully diluted 16,884,584 (11.9%) Market capitalization (March 26, 2007 @ $1.95/share) Basic $220 million Fully diluted $278 million Fully diluted enterprise value $218 million

Valuation Comparables COMPARABLE TRADING ANALYSIS

Valuation Comparables Current Enterprise Value is $79 per ounce plus Capital Costs of $43 per ounce Western Goldfields

Closing the Competitive Valuation Gap Eliminate risk Complete project debt financing Achieve full production April 2008 Enhance the value of the mine Expand resources through continued drilling Bring resources into reserves Increase annual production

Why Invest in Western Goldfields Quality of the Management + Quality of the Resource + Platform for Growth = A Unique North American Gold Opportunity